LONG-TERM DEBT	6 Months Ended
Jul. 04, 2020
Financial Instruments [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT

(US $ millions)	Jul 4, 2020	Dec 31, 2019
Principal value
6.25% senior secured notes due April 2023	$315	$315
5.75% senior secured notes due July 2027	350	350
	665	665
Less: Unamortized debt issue costs	(8)	(8)
	$657	$657
Revolving Bank Lines
In May 2020, the Company completed an amendment to its committed revolving bank lines to extend the maturity date of the total aggregate commitment from May 2021 to May 2022 and to increase the aggregate commitment from $245 million to $300 million. The facility bears interest at money market rates plus a margin that varies with the Company’s credit rating. The bank lines are secured by a first lien on the Company’s North American OSB inventory and property, plant and equipment. This lien is shared pari passu with holders of the 2023 and 2027 senior secured notes.
At period-end, none (December 31, 2019 – none) of the revolving bank lines were drawn as cash, $9 million (December 31, 2019 – $8 million) was utilized for letters of credit and guarantees and $291 million (December 31, 2019 – $237 million) was available to support short-term liquidity requirements.
The revolving bank lines contain two quarterly financial covenants: minimum tangible net worth of $500 million and maximum net debt to total capitalization, book basis, of 65%. The Company was in compliance with the financial covenants at period-end.